                                 PROMISSORY NOTE

$500,000                                                            June 5, 1998
(Maximum Amount)                                              New York, New York

                  FOR VALUE RECEIVED, the undersigned, Candice Carpenter (the "Borrower"), hereby promises to pay to the order of iVillage Inc., a Delaware corporation ("iVillage"), at its office at 170 Fifth Avenue, New York, New York 10010, the principal sum of Five Hundred Thousand Dollars ($500,000) or such lesser amount as shall equal the sum of all loans made by iVillage to the Borrower, in lawful money of the United States of America, together with interest thereon (calculated on the basis of the actual number of days elapsed over a 360 day year) from the date hereof on the unpaid balance of such principal amount to the Maturity Date (as hereinafter defined) equal to 5.58%, payable on an annual basis on December 31 of each year commencing on December 31, 1998.

                  The Borrower hereby authorizes iVillage to record on the attached Schedule A the principal amount of each loan made by iVillage to the Borrower; provided, however, that (i) Borrower may only request such loans at the end of each calendar quarter and that the principal amount of each such loan shall in no event be less than Fifty Thousand Dollars ($50,000)(up to a maximum aggregate principal amount of $500,000 for all loans by iVillage to the Borrower), and (ii) as a condition to each such borrowing and prior to or simultaneous with each such loan request by the Borrower, the Borrower shall pledge in favor of iVillage, pursuant to the Pledge Agreement (as hereinafter defined) that number of additional shares of common stock, $.0005 par value (the "Common Stock"), of iVillage as shall equal one share (subject to equitable adjustment for stock splits, dividends, combinations and like events) for each $1.00 of principal amount proposed to be loaned to the Borrower. Any failure by iVillage to record any such loan shall not affect the Borrower's obligation to repay any such loan, together with interest thereon, in accordance with this note.

                  Principal on this Note shall be payable on June 5, 2001 (the "Maturity Date") and interest shall be payable as above provided, in each case, subject to prepayment or acceleration of the maturity hereof as provided in this Note. The Borrower may prepay the Note in full or in part at any time without penalty; provided, however, that as a condition to and concurrently with any sale by the Borrower subsequent to the date hereof of any shares of Common Stock of iVillage, the Borrower shall make a prepayment of this Note in an amount equal to the net proceeds received by the Borrower from any such sale.

                  Payment of the indebtedness evidenced by this Note shall be secured by a security interest in the Collateral (as such term is defined in the Pledge Agreement dated the date hereof (the "Pledge Agreement"), between iVillage and the Borrower) and iVillage is entitled to the rights and benefits of the Pledge Agreement.

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                  The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices of demands in connection with the delivery, acceptance and performance of this Note.

                  No delay by the holder of this Note in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and, subject to the other provisions of this Note respecting waivers, no waiver or modification of the terms hereof shall be valid unless set forth in writing by the holder of this Note and then only to the extent set forth therein.

                  This Note is made and delivered in, and shall be governed by and construed in accordance with, the laws of the State of New York (without reference to any principles of conflicts of law).

                  THIS NOTE IS A NON-RECOURSE, PROMISSORY NOTE AND THE BORROWER AND HER HEIRS, EXECUTORS, PERSONAL OR LEGAL REPRESENTATIVES, ADMINISTRATORS OR ASSIGNS SHALL HAVE NO PERSONAL LIABILITY ON THIS NOTE IN ANY RESPECT EXCEPT AS HEREIN SET FORTH. The Borrower is pledging shares of common stock, $.0005 par value, of iVillage (the "Pledged Stock") pursuant to the terms of the Pledge Agreement as security for payment of this Note. Anything contained herein to the contrary notwithstanding, iVillage, by acceptance of this Note, hereby agrees, for itself, its representatives, successors and assigns, that (a) neither the Borrower nor her heirs, executors, personal or legal representatives, administrators or assigns shall ever be personally liable for the payment of any sums whatsoever by reason of the making of this Note or by reason of default on the performance of the terms of this Note, and the sole remedy of this iVillage or its successors or assigns in the event the Borrower fails to pay any sums that become payable hereunder shall be to foreclose upon the Pledged Stock pledged pursuant to the Pledge Agreement to secure payment of this Note and (b) in the event of a default hereunder, the Borrower and any successor or assign shall look for payment of all amounts due under this Note solely to the Pledged Stock pledged pursuant to the Pledge Agreement to secure this Note and will not make any claim or institute any suit, action or proceeding against the Borrower, or her heirs, executors, personal or legal representatives, administrators or assigns for the payment of this Note which includes or extends to the seeking or obtaining of personal liability against the foregoing parties.

                                                         /s/ Candice Carpenter
                                                         ---------------------
                                                             Candice Carpenter


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

                                   SCHEDULE A

                                SCHEDULE OF LOANS

--------------------------------------- -------------------------------------- --------------------------------------
       Principal Amount of Loan                     Date of Loan                    Aggregate Principal Amount
                                                                                            Outstanding
               $500,000                             June 5, 1998                             $500,000
--------------------------------------- -------------------------------------- --------------------------------------


--------------------------------------- -------------------------------------- --------------------------------------


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

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